Exhibit 23.1
Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1) Registration Statement Number 333-84422 on Form S-8 pertaining to The Advisory Board Company 1997 Stock-Based Incentive Compensation Plan, The Advisory Board Company 2001 Stock-Based Incentive Compensation Plan, The Advisory Board Company Directors’ Stock Plan, The Advisory Board Company Employee Stock Purchase Plan,

(2) Registration Statement Number 333-104584 on Form S-3 of The Advisory Board Company,

(3) Registration Statement Number 333-112712 on Form S-3 of The Advisory Board Company,

(4) Registration Statement Number 333-122850 on Form S-3 of The Advisory Board Company,

(5) Registration Statement Number 333-140757 on Form S-8 pertaining to The Advisory Board Company 2005 Stock Incentive Plan, The Advisory Board Company 2006 Stock Incentive Plan,

(6) Registration Statement Number 333-162032 on Form S-8 pertaining to The Advisory Board Company 2009 Stock Incentive Plan,

(7) Registration Statement Number 333-177006 on Form S-8 pertaining to The Advisory Board Company Amended and Restated 2009 Stock Incentive Plan,

(8) Registration Statement Number 333-192270 on Form S-8 pertaining to The Advisory Board Company Amended and Restated 2009 Stock Incentive Plan,

(9) Registration Statement Number 333-201608 on Form S-3 of The Advisory Board Company,

(10) Registration Statement Number 333-201982 on Form S-8 pertaining to The Advisory Board Company Inducement Stock Incentive Plan for Royall Employees, and

(11) Registration Statement Number 333-204989 on Form S-8 pertaining to the The Advisory Board Company Amended and Restated 2009 Stock Incentive Plan;

of our reports dated March 11, 2016, with respect to the consolidated financial statements and schedule of The Advisory Board Company and subsidiaries and the effectiveness of internal control over financial reporting of The Advisory Board Company and subsidiaries, included in this Annual Report (Form 10-K) of The Advisory Board Company for the year ended December 31, 2015.

/s/ Ernst & Young LLP
McLean, VA
March 11, 2016